Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

November 10, 2009

Twin Disc, Incorporated
Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on
 management’s current expectations that are based on
 assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these
 assumptions and actual performance. Investors are referred to
 Twin Disc’s fiscal year 2009 Annual Report and Form 10-K,
 “Management’s Discussion and Analysis of Financial Condition
 and Results of Operations - Forward-Looking Information,” which outlines certain risks regarding the Company’s forward-looking statements. Copies of the Company’s SEC filings may be
 obtained from the SEC, and are available on Twin Disc’s web site
 (www.twindisc.com), or by request from the Investor Relations department at the Company.

November 10, 2009

Twin Disc, Incorporated
2
1
1
#
Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices
Twin Disc At A Glance
• Founded in 1918
• Headquartered in Racine, WI
• ≈1,000 employees
• FY09 Revenues of $296M
 FY08 Revenues of $332M
• We are a global company
 – Well-known customers
 around the world
 – Mfg Operations in the U.S.,
 Italy, Belgium, Switzerland
 and Japan (JV)
 – World-wide distributor
 network
 – 61% of fiscal 2009 sales to
 international markets

November 10, 2009

Twin Disc, Incorporated
FY 2009 Financial Highlights
• Sales were down 10.8% versus FY 2008
 – 1st Half: down less than 1% off record ’08 levels
 – 2nd Half: down nearly 20% off record ’08 levels
• Key Markets
 – Mega Yacht, Oil & Gas and Industrial markets saw
 significant fall off as the year progressed
 – ARFF, Military and Commercial Marine were steady
 – Sales in the Pacific Rim continued at record pace and
 experienced double-digit growth
• $25 million cost reduction and avoidance program
 announced in 4th Fiscal Quarter, including significant
 1st Fiscal Quarter 2010 temporary plant shutdowns

November 10, 2009

Twin Disc, Incorporated
$ millions
• Sales down 35% off record levels
 – Experienced continued softness
 – Seasonal and temporary plant
 shutdowns impacted Q1 shipments
 – Asian markets continued at record
 levels
• $2.4 million loss
 – Reflects extended plant shutdowns in
 Q1 at European and US
 manufacturing locations
Net Sales & Net Earnings
(First Fiscal Quarter)

November 10, 2009

Twin Disc, Incorporated
$ millions
17.1%
of sales
-1.8%
of sales
• Generated $8.1 million of operating
 cash flow in Q1
 – Continue to focus on inventory and
 receivables management
• Debt Reduction & Cash
 – Revolver balance has decreased
 $7.2 million over the past 2 quarters
 – As of September 25, 2009, nearly
 $14 million of available borrowing on
 revolver & over $17 million of cash
 – In compliance with all financial
 covenants
Operating Cash Flows
(First Fiscal Quarter)

November 10, 2009

Twin Disc, Incorporated
Marine & Propulsion Systems
• Pleasure Craft market soft
 worldwide
 – However, building share of
 market with new technology
• Work Boat market steady
 – Europe soft
 – North America moderating
 – Asia-Pacific growing
• Patrol Boat market
 experiencing global growth
 – Asian market experiencing
 strong growth

November 10, 2009

Twin Disc, Incorporated
Land-Based Products
• Industrial markets soft
 – Agriculture, irrigation,
 recycling and construction
 – No impact from ‘stimulus’
• ARFF and Military holding
 steady
 – ARFF: Continue to increase
 market share with ‘pump &
 roll’ transmissions
• Oil & Gas markets picking up
 – Orders increasing globally
 for 8500 & air clutches
 – New 7500 series

November 10, 2009

Twin Disc, Incorporated
2006
2007
2008
48% International Sales
61% International Sales
USA
Italy
Rest of
World
2009
Corporate Profile - Geographic Diversity

November 10, 2009

Twin Disc, Incorporated
Global Outsourcing
Lean Manufacturing
$25 million Global Cost
Reduction & Avoidance Program
• Pension freeze
• Salary & wage reductions
• Temporary layoffs in US
• Government-sponsored programs in Europe
• ME&A cost reductions
• Restructuring
• Voluntary retirement packages
• Suspension of corporate incentive program
Managing Our Cost Structure

November 10, 2009

Twin Disc, Incorporated
What Differentiates Us?
• Technology
 – Oil & Gas
 • 8500 Series
 • 7500 Series - new in Fiscal 2010
 – ARFF
 • “Pump & Roll”
 – Military
 • “Legacy” Contracts

• Global Distribution and Service Network
• Product/Market & Geographic Diversity
• Niche Market Focus
• 90+ Years of Proven Application Know-How
• Core Manufacturing Capabilities
 – Marine
 • Patented QuickShift®
 • Joystick Docking - new in Fiscal 2010
 • Dynamic Positioning/DP 2
 • Rolla CFD

Twin Disc, Incorporated
Looking Ahead

November 10, 2009

Twin Disc, Incorporated
FY04
FY05
FY06
FY07
$ millions
FY08
FY09
FY10
Corporate Six Month Backlog
(Mfg Orders to be shipped in the next 6 months)

November 10, 2009

Twin Disc, Incorporated
Fiscal Year 2010 Outlook
• FY09 softness expected to continue thru 1st half of FY10
• Mega Yacht - weakness expected to continue
• ARFF & Military will remain strong
• Oil & Gas - order activity is increasing
• Patrol Boat market expanding
• Asian market continues at record levels
• New product launches: 7500 & Joystick Docking
• “Cash is King” - continued focus on working capital
 management and debt reduction
• Expect sequential quarterly improvements

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

Twin Disc, Incorporated
Appendices

November 10, 2009

Twin Disc, Incorporated
Appendix I
Corporate Profile - Market Diversity
Pleasure Craft Market:

• Target Markets: High speed
 planing and displacement yachts
 from 50’ to 150’, diesel powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Azimuth, Baia,
 Ferretti, Palmer Johnson, Riviera,
 Sanlorenzo, Sunseeker
• Competition: ZF, Reintjes /
 Kamewa /Side Power, Ultraflex

November 10, 2009

Twin Disc, Incorporated
Appendix II
Corporate Profile - Market Diversity
Work Boat Market:

• Target Markets: planing and
 displacement vessels from 30’ to
 250’, diesel powered
• Products: Transmissions,
 Propellers, MCD’s, Water Jets,
 Controls
• Channels: Engine OEMs &
 dealers, boat builders &
 distribution
• Customers: CAT, Cummins,
 IVECO, Mitsubishi, Volvo /
 Damen / Sewart Supply
 (operators: Secor, Tidewater,
 Groupe Bourbon)
• Competition: ZF, Reintjes /
 Kamewa, Hamilton

November 10, 2009

Twin Disc, Incorporated
Appendix III
Corporate Profile - Market Diversity
Patrol Boat Market:
• Target Markets: military, patrol
 and coast guard vessels from 30’
 to 90’, diesel powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls
• Channels: Engine OEMs &
 dealers, naval authorities & boat
 builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Israeli Navy, Turkish
 Coast Guard, USCG, US Navy,
 RCMP
• Competition: ZF / Kamewa

November 10, 2009

Twin Disc, Incorporated
QuickShift®
Transmissions
Electronic Controls
Bow Thrusters
Anchor Winches
Gangways
Trim Tabs, Stern Thrusters
Power Steering
Marine Transmissions, Propulsion & Boat Management Systems
We have been very successful “bundling” more marine products
 • Increasing content and value on each vessel
 • Working directly with the shipyards
 • Industry expert on vessel performance and handling
Appendix IV
Corporate Profile - Market Diversity

November 10, 2009

Twin Disc, Incorporated
Appendix V
Corporate Profile - Market Diversity
Industrial Products:

• Target Market:  Heavy duty
 industrial disconnect applications
• Products: Mechanical & hydraulic
 clutches, PTOs & pump mount
 drives, 100 - 2,500 HP
• Channels: Distribution & OEMs
• Customers: Bandit, Morbark,
 Peterson Pacific / OEM engine
 dealers
• Competitors: Funk, NACD, PT
 Tech, Stiebel, Transfluid, WPT

November 10, 2009

Twin Disc, Incorporated
Appendix VI
Corporate Profile - Market Diversity
Industrial Transmissions:

• Target Market:  Off-highway and
 all-terrain specialty vehicles,
 diesel powered
• Products: Powertrain
 components - 400 to 3,000 HP
• Channel: OEM vehicle mfrs.
• Customers: BAE, Rosenbauer,
 Oshkosh, Tatra / BJ Services,
 Cisco High-Lift, Crown Energy,
 Enerflo, Fractec, Trican, Tai’an
• Competitors: Allison, ZF

November 10, 2009

Twin Disc, Incorporated
$ millions
% sales
* See Appendix X for reconciliation of TTM figures to reported figures.
Appendix VII

November 10, 2009

Twin Disc, Incorporated
Non-GAAP Financial Disclosures
Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-
GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company’s business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.
Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.
Appendix VIII
Non-GAAP Financial Disclosures

November 10, 2009

Twin Disc, Incorporated
* See Appendix X for reconciliation of TTM figures to reported figures.
Appendix IX
Reconciliation of Net Earnings to EBITDA

November 10, 2009

Twin Disc, Incorporated
Appendix X
Reconciliation of TTM Data to Reported Quarterly Figures

November 10, 2009

Twin Disc, Incorporated
Appendix XI
Fiscal Year Condensed Consolidated Statements of Operations

November 10, 2009

Twin Disc, Incorporated
Appendix XII
1st Fiscal Qtr Condensed Consolidated Statements of Operations

November 10, 2009

Twin Disc, Incorporated
$317
$243
$219
$332
$296
Net Sales by Segment
Appendix XIII

November 10, 2009

Twin Disc, Incorporated
Net Earnings by Segment (before Corporate Expense)
Appendix XIV

November 10, 2009

Twin Disc, Incorporated
$ millions
% sales
Operating Cash Flows - Fiscal Year
Appendix XV

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™